UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2011

OTTAWA SAVINGS BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

United States	0-51367	20-3074627
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

925 LaSalle Street, Ottawa, IL 61350

(Address of principal executive offices) (Zip Code)

(815) 433-2525

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) The annual meeting of stockholders of Ottawa Savings Bancorp, Inc. was held on May 18, 2011.

(b) The matters considered and voted on by the stockholders at the annual meeting and the vote of the stockholders were as follows:

1. The following individual was elected as a director, for the term reflected below, by the following vote:

Name	Shares Voted For	Votes Withheld

For a term ending in 2014:
Jon L. Kranov	1,585,767	4,756

There were no broker non-votes on the proposal.

2. The appointment of McGladrey & Pullen, LLP as the independent registered public accounting firm of Ottawa Savings Bancorp, Inc. for the fiscal year ending December 31, 2011 was ratified by the stockholders by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
1,624,978	4,500	1,575

There were no broker non-votes on the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTTAWA SAVINGS BANCORP, INC.
(Registrant)

Date: May 20, 2011	By:	/s/ Jon L. Kranov
Jon L. Kranov
Chief Executive Officer